Exhibit 99.1
Investor Conference Presentation

NOTICE ABOUT THIS PRESENTATION As previously announced, we have not filed our quarterly report on Form 10-Q for the Quarter ended June 30, 2006. We cannot assure you that when such report is filed, the information included in this presentation will not change, nor that any change that might occur will not be material and adverse. Forward-looking statements contained in this presentation are made under "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including, growth of our business and operations, business strategy, competitive strengths, acquisitions, capital expenditures, goals, plans and references to future successes may be considered forward-looking statements. Also, when we use the words such as "anticipate", "believe", "estimate", "expect", "intend", "plan", "probably", or similar expressions, we are making forward-looking statements. Many risks and uncertainties may impact the matters addressed in these forward-looking statements. The types of risks and uncertainties which may affect the Company are set forth in its periodic reports filed with the Securities and Exchange Commission. Many possible events or factors could affect our future financial results and performance. These could cause our results or performance to differ materially from those we express in our forward-looking statements. Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved. Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward looking events discussed in this presentation may not occur.

OVERVIEW See Notice About This Presentation

CORPORATE PROFILE Specialty Insurance since 1974 Based in Houston, Texas with offices across the USA and international offices in Bermuda, Spain and the U.K. Diversified operations include Insurance Companies, Underwriting Agencies and Intermediaries Rated A+ (Superior) by A.M. Best Company and AA (Very Strong) by Standard & Poor's Diversified business segments of Property & Casualty; Credit & Surety; Life, Accident & Health; and International See Notice About This Presentation

CORPORATE PHILOSOPHY Long Term Growth of Shareholders' Equity Capital Preservation Diversification of Operations Disciplined Underwriting Cycle Management Conservative Investments See Notice About This Presentation

HCC KEY STRENGTHS Specialty lines only, including diversified financial products; group life, accident & health; aviation; and London Market Account Strong management for operations and prospects for executive succession Conservative assessment of catastrophe exposures and adequate reinsurance to protect shareholders' capital No material net loss reserve development Consistent ROE averaging 14% during past 10 years despite 9/11 and two years of major windstorm catastrophes See Notice About This Presentation

OPERATIONS See Notice About This Presentation

EXECUTIVE MANAGEMENT Stephen Way Age 57 Chairman & CEO John Molbeck Age 59 President & COO Edward Ellis Age 63 EVP & CFO See Notice About This Presentation

STEPHEN L. WAY Founded the Company in 1974, has been CEO for 32 years and was also President for much of that time Formed first insurance company in 1981 with $750,000 capital Shareholders' equity now close to $2 billion Launched IPO in 1992 with market capital of $60 million and share price (split adjusted) of approximately $2 After 14 years of public trading, market capital now over $3.5 billion at a share price of $32 Instigated more than 30 acquisitions over past 14 years ranging in size from $5 million to $250 million See Notice About This Presentation

JOHN N. MOLBECK President of the Company from 1997 to 2002 and again since March 2006 Received CPA designation in 1975 and has more than 30 years in the insurance industry During his tenure, the Company executed several substantial reinsurance commutations and integrated more than 15 acquisitions Instigated expansion into Diversified Financial Products which is now our largest segment with more than $900 million of GWP See Notice About This Presentation

EDWARD H. ELLIS Joined the company in 1997 following 32 years in public accounting, most recently as partner at Pricewaterhouse Coopers Supervised smooth transition to SOX standard with no major issues During his almost 10 years as CFO, has overseen a rise in revenues from $281 million to $1.6 billion and a rise in total assets from $1.2 billion to $7.0 billion See Notice About This Presentation

SENIOR MANAGEMENT Robert Thomas Age 42 EVP - Credit & Surety Pamela Penny Age 51 SVP - Finance Farid Nagji Age 41 EVP - Corporate Services Cory Moulton Age 37 President & CEO - PIA Christopher Martin Age 39 EVP & General Counsel Craig Kelbel Age 52 EVP - Life, A&H Barry Cook Age 45 EVP - International See Notice About This Presentation

OPERATING SUBSIDIARIES Michael Schell Property & Casualty Houston Casualty Company U.S. Specialty Insurance Company Avemco Insurance Company PIA HCC Global (US) Covenant Underwriters Robert Thomas Credit & Surety American Contractors Indemnity Company United States Surety Company HCC Credit Underwriters HCC Indemnity Guaranty Craig Kelbel Life, Accident & Health HCC Life Insurance Company Perico Life Insurance Company HCC Specialty Underwriters HCC International Insurance Company HCC Europe HCC Global (International) Rattner Mackenzie Barry Cook International See Notice About This Presentation

LINES OF BUSINESS Aviation Directors' & Officers' Professional Indemnity Kidnap & Ransom Marine Employers Practice Liability Medical Stop Loss Group Life Products Disability Contingency Surety Credit Financial Guarantee Property, Marine & Energy Directors' & Officers' Professional Indemnity Surety Credit Accident & Health Michael Schell Property & Casualty Robert Thomas Credit & Surety Craig Kelbel Life, Accident & Health Barry Cook International See Notice About This Presentation

GAAP LOSS RATIO BY LINE OF BUSINESS 75% 25% 125% See Notice About This Presentation 1999 2001 2003 2005

COMBINED RATIO / EARNED PREMIUM ($ in millions) 50% 150% 1997 1999 2001 2003 2005 100% See Notice About This Presentation $500 $1,500 $1,000

GROSS WRITTEN PREMIUM ($ in millions) $1,500 $1,000 $500 1997 1999 2001 2003 2005 $2,000 See Notice About This Presentation

NET WRITTEN PREMIUM ($ in millions) $1,200 $800 $400 $1,600 See Notice About This Presentation 1997 1999 2001 2003 2005

FINANCIALS See Notice About This Presentation

REVENUE Net Earned Premium Fee and Commission Income Investment Income Total Revenue See Notice About This Presentation

NET EARNED PREMIUM ($ in millions) $1,200 $800 $400 $1,600 See Notice About This Presentation 1997 1999 2001 2003 2005

FEE AND COMISSION INCOME ($ in millions) $150 $100 $50 $200 See Notice About This Presentation 1997 1999 2001 2003 2005

NET INVESTMENT INCOME ($ in millions) $75 $50 $25 $100 See Notice About This Presentation 1997 1999 2001 2003 2005

TOTAL REVENUE ($ in millions) $1,200 $800 $400 $1,600 See Notice About This Presentation 1997 1999 2001 2003 2005

NET EARNINGS ($ in millions) $150 $100 $50 $200 See Notice About This Presentation 1997 1999 2001 2003 2005

NET EARNINGS PER SHARE $1.50 $1.00 $0.50 $2.00 See Notice About This Presentation 1997 1999 2001 2003 2005

BALANCE SHEET See Notice About This Presentation

STRONG BALANCE SHEET Assets of more than $7.0 Billion Low Risk Investment Portfolio Strong Liquidity Low Debt to Total Capital Ratio Conservative Loss Reserves See Notice About This Presentation

TOTAL ASSETS ($ in millions) $6,000 $4,000 $2,000 $8,000 See Notice About This Presentation 1997 1999 2001 2003 2005

1st Qtr Tax Exempt Securities 36 Short Term Investments 18 Other 7 Taxable Securities 39 Taxable Securities - 39% Average Rating - AA+ Average Maturity: 3.6 years Duration: 3.0 years Tax Exempt Securities - 36% Average Rating - AAA Average Maturity: 12.3 years Duration: 7.3 years Other 7% June 30, 2006 $3,600 million Short Term Investments - 18% CONSERVATIVE INVESTMENT PORTFOLIO See Notice About This Presentation

INVESTMENT ASSETS ($ in millions) $2,700 $1,800 $900 $3,600 See Notice About This Presentation 1997 1999 2001 2003 2005

CASH FLOW ($ in millions) $600 $400 $200 $800 See Notice About This Presentation 2001 2002 2003 2004 2005

DEBT TO TOTAL CAPITAL 75% 50% 25% 100% See Notice About This Presentation 1997 1999 2001 2003 2005

SHAREHOLDERS' EQUITY ($ in millions) $1,500 $1,000 $500 $2,000 See Notice About This Presentation 1997 1999 2001 2003 2005

GROWTH IN BOOK VALUE (per share data) $12 $8 $4 $16 See Notice About This Presentation 1997 1999 2001 2003 2005

RETURN ON EQUITY 15% 10% 5% 20% See Notice About This Presentation 1997 1999 2001 2003 2005 Average ROE 14%

FINANCIAL HIGHLIGHTS See Notice About This Presentation Gross written premium Net written premium Net earned premium Fee & commission income Net investment income Other operating income Total revenue GAAP net loss ratio Statutory combined ratio Cash provided by operating activities Net earnings Net earnings per share (diluted) Average shares outstanding (diluted) Total investments Total assets Shareholders' equity Book value per share Return on equity 1996 $337,278,000 183,034,000 170,068,000 50,128,000 23,593,000 18,656,000 270,786,000 67.3% 83.6% $29,463,000 38,603,000 0.55 70,560,000 $468,725,000 965,793,000 296,546,000 4.23 15.1% 2005 $2,038,286,000 1,501,224,000 1,369,988,000 134,282,000 98,851,000 39,773,000 1,644,342,000 67.2% 92.6% $623,990,000 195,860,000 1.79 109,437,000 $3,257,428,000 7,026,066,000 1,693,696,000 15.29 14.8%

HCC vs. S&P (As of September 1, 2006) See Notice About This Presentation

NOTICE ABOUT THIS PRESENTATION As previously announced, we have not filed our quarterly report on Form 10-Q for the Quarter ended June 30, 2006. We cannot assure you that when such report is filed, the information included in this presentation will not change, nor that any change that might occur will not be material and adverse. Forward-looking statements contained in this presentation are made under "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including, growth of our business and operations, business strategy, competitive strengths, acquisitions, capital expenditures, goals, plans and references to future successes may be considered forward-looking statements. Also, when we use the words such as "anticipate", "believe", "estimate", "expect", "intend", "plan", "probably", or similar expressions, we are making forward-looking statements. Many risks and uncertainties may impact the matters addressed in these forward-looking statements. The types of risks and uncertainties which may affect the Company are set forth in its periodic reports filed with the Securities and Exchange Commission. Many possible events or factors could affect our future financial results and performance. These could cause our results or performance to differ materially from those we express in our forward-looking statements. Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved. Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward looking events discussed in this presentation may not occur.